Exhibit 24(a)

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carol V. Schwartz and Louise M. Parent, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of American Express Company, a registration statement covering primary and secondary offerings of debt securities, preferred shares, depositary shares, common shares and warrants of American Express Company, any and all amendments to such registration statement, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do or cause to be done by virtue hereof.

          Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

          CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

          When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

          Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

          You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

          You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

          Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

          The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

1

          If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)

disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

          You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

          Liability of agent:

          The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[Signature Pages Follow]

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Director

DANIEL F. AKERSON

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Daniel F. Akerson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 22, 2009.

Executive Vice President and General Counsel

LOUISE M. PARENT

State of New York)

County of New York) ss.:

On the 22nd day of September in the year before me, the undersigned, personally appeared Louise M. Parent, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Akerson Signature Page 1

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Secretary

CAROL V. SCHWARTZ

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Carol V. Schwartz, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Akerson Signature Page 2

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Executive Vice President and Comptroller

JOAN C. AMBLE

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Joan C. Amble, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 22, 2009.

Executive Vice President and General Counsel

LOUISE M. PARENT

State of New York)

County of New York) ss.:

On the 22nd day of September in the year before me, the undersigned, personally appeared Louise M. Parent, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Amble Signature Page 1

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Secretary

CAROL V. SCHWARTZ

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Carol V. Schwartz, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Amble Signature Page 2

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on 21 September, 2009.

Director

CHARLENE BARSHEFSKY

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Charlene Barshefsky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 22, 2009.

Executive Vice President and General Counsel

LOUISE M. PARENT

State of New York)

County of New York) ss.:

On the 22nd day of September in the year before me, the undersigned, personally appeared Louise M. Parent, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Barshefsky Signature Page 1

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Secretary

CAROL V. SCHWARTZ

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Carol V. Schwartz, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Barshefsky Signature Page 2

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on 21 September, 2009.

Director

URSULA M. BURNS

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Ursula M. Burns, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 22, 2009.

Executive Vice President and General Counsel

LOUISE M. PARENT

State of New York)

County of New York) ss.:

On the 22nd day of September in the year before me, the undersigned, personally appeared Louise M. Parent, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Burns Signature Page 1

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Secretary

CAROL V. SCHWARTZ

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Carol V. Schwartz, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Burns Signature Page 2

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Chairman, Chief Executive Officer and Director

KENNETH I. CHENAULT

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Kenneth I. Chenault, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 22, 2009.

Executive Vice President and General Counsel

LOUISE M. PARENT

State of New York)

County of New York) ss.:

On the 22nd day of September in the year before me, the undersigned, personally appeared Louise M. Parent, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Chenault Signature Page 1

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Secretary

CAROL V. SCHWARTZ

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Carol V. Schwartz, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Chenault Signature Page 2

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Director

PETER CHERNIN

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Peter Chernin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 22, 2009.

Executive Vice President and General Counsel

LOUISE M. PARENT

State of New York)

County of New York) ss.:

On the 22nd day of September in the year before me, the undersigned, personally appeared Louise M. Parent, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Chernin Signature Page 1

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Secretary

CAROL V. SCHWARTZ

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Carol V. Schwartz, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Chernin Signature Page 2

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Executive Vice President and Chief Financial Officer

DANIEL T. HENRY

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Daniel T. Henry, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 22, 2009.

Executive Vice President and General Counsel

LOUISE M. PARENT

State of New York)

County of New York) ss.:

On the 22nd day of September in the year before me, the undersigned, personally appeared Louise M. Parent, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Henry Signature Page 1

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Secretary

CAROL V. SCHWARTZ

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Carol V. Schwartz, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Henry Signature Page 2

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on 9/21, 2009.

Director

JAN LESCHLY

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared JAN LESCHLY, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 22, 2009.

Executive Vice President and General Counsel

LOUISE M. PARENT

State of New York)

County of New York) ss.:

On the 22nd day of September in the year before me, the undersigned, personally appeared Louise M. Parent, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Leschly Signature Page 1

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Secretary

CAROL V. SCHWARTZ

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Carol V. Schwartz, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Leschly Signature Page 2

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Director

RICHARD A. MCGINN

State of New Jersey)

County of Somerset) ss.: 150 38 3217

On the 21st day of September in the year before me, the undersigned, personally appeared                           , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 22, 2009.

Executive Vice President and General Counsel

LOUISE M. PARENT

State of New York)

County of New York) ss.:

On the 22nd day of September in the year before me, the undersigned, personally appeared Louise M. Parent, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
McGinn Signature Page 1

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Secretary

CAROL V. SCHWARTZ

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Carol V. Schwartz, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
McGinn Signature Page 2

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Director

EDWARD D. MILLER

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Edward D. Miller, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 22, 2009.

Executive Vice President and General Counsel

LOUISE M. PARENT

State of New York)

County of New York) ss.:

On the 22nd day of September in the year before me, the undersigned, personally appeared Louise M. Parent, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Miller Signature Page 1

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Secretary

CAROL V. SCHWARTZ

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Carol V. Schwartz, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Miller Signature Page 2

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Director

STEVEN S REINEMUND

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Steven S Reinemund, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 22, 2009.

Executive Vice President and General Counsel

LOUISE M. PARENT

State of New York)

County of New York) ss.:

On the 22nd day of September in the year before me, the undersigned, personally appeared Louise M. Parent, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Reinemund Signature Page 1

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Secretary

CAROL V. SCHWARTZ

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Carol V. Schwartz, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Reinemund Signature Page 2

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on ______________, 2009.

Director

ROBERT D. WALTER

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Robert D. Walter, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 22, 2009.

Executive Vice President and General Counsel

LOUISE M. PARENT

State of New York)

County of New York) ss.:

On the 22nd day of September in the year before me, the undersigned, personally appeared Louise M. Parent, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Walter Signature Page 1

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Secretary

CAROL V. SCHWARTZ

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Carol V. Schwartz, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Walter Signature Page 2

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Director

RONALD A. WILLIAMS

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Ronald A. Williams, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 22, 2009.

Executive Vice President and General Counsel

LOUISE M. PARENT

State of New York)

County of New York) ss.:

On the 22nd day of September in the year before me, the undersigned, personally appeared Louise M. Parent, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Williams Signature Page 1

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

          In Witness Whereof I have hereunto signed my name on September 21, 2009.

Secretary

CAROL V. SCHWARTZ

State of New York)

County of New York) ss.:

On the 21 day of September in the year before me, the undersigned, personally appeared Carol V. Schwartz, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York Signature and Office of individual taking acknowledgment
No. 02CA4867573
Commission expires July 21, 2010
Qualified in New York County

Power of Attorney
Williams Signature Page 2